Exhibit 10.14

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF COMMON STOCK RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF REGULATION D (“REGULATION D”) AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SHARES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THIS DOCUMENT INCLUDES A POWER OF ATTORNEY UNDER WHICH THE SUBSCRIBER APPOINTS DONALD B. WINGERTER, JR. AS ATTORNEY-IN-FACT FOR THE PURPOSES OF EXECUTING AN EXTENSTION, IF REQUIRED, TO THE LOCK-UP AGREEMENT CONTAINED HEREIN.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Accredited and Up To 35 Non-Accredited, Sophisticated Investors)

Ampio Pharmaceuticals, Inc.

5445 DTC Parkway, P4

Greenwood Village, Colorado 80111

Attention: Donald B. Wingerter, Jr., Chief Executive Officer

Ladies and Gentlemen:

Ampio Pharmaceuticals, Inc. (the “Company”) is offering, on an exempt private placement basis, up to an aggregate of 4,400,000 shares of its common stock (each a “Share” or collectively, “Shares”). The Shares are being offered exclusively through Fordham Financial Management, Inc. (the “Placement Agent”) under a placement agency agreement (the “Placement Agreement”) to eligible investors (a “Subscriber” or collectively, “Subscribers”) at a subscription price of U.S. $2.50 per Share (the “Purchase Price”). The Subscriber will purchase a minimum of 20,000 Shares ($50,000), subject to the right of the Company to accept subscriptions for a lesser number of shares in the Company’s sole and absolute discretion. The Shares are being offered solely to Subscribers who are accredited investors via this subscription agreement (the “Agreement”). The Company will receive gross proceeds of up to $11,000,000 from sale of the offered Shares (the “Offering”).

The Shares will be offered through April 30, 2011, subject to the right of the Company to extend the Offering for up to two consecutive additional 30-day periods with the consent of the Placement Agent.

1.	Subscription.

1.1 Based upon the terms of this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the number of Shares set forth on the signature page of this Agreement from the Company at a subscription price of U.S. $2.50 per Share, for aggregate consideration also set forth on the signature page of this Agreement (the “Subscription Proceeds”), subject to a minimum subscription of 20,000 Shares ($50,000) unless the Company in its sole discretion agrees to accept a subscription for a lesser number of Shares.

1.2 Payment.

(a) The Subscription Proceeds must accompany this Agreement and shall be paid by wire transfer of immediately available funds in U.S. dollars (or in the form of a personal or cashier’s check) in accordance with the wire and delivery instructions attached hereto as Exhibit A. If the Subscription Proceeds are held by, or wired to, the Placement Agent, the Subscriber hereby provides written irrevocable authorization to the Placement Agent to withdraw and release from the Subscriber’s account maintained with the Placement Agent, and deliver to the Escrow Agent (defined below), the Purchase Price for the Shares covered by this Subscription Agreement.

(b) The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Placement Agent on behalf of the Company, and any Subscription Proceeds will be deposited by American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) in an escrow account established by the Escrow Agent with JPMorgan Chase (the “Escrow Account”). In the event that this Agreement is not accepted by the Company for whatever reason within 10 days of the delivery of an executed Agreement by the Subscriber, this Agreement and any other documents delivered in connection herewith will be returned to the Subscriber by the Placement Agent at the address of the Subscriber as set forth in this Agreement, and any Subscription Proceeds shall be returned to the Subscriber by the Escrow Agent in accordance with the payment information provided by the Placement Agent or the Subscriber to the Escrow Agent.

1.3 Documents Required from Subscriber.

(a) The Subscriber must complete, sign and return to the Company one (1) executed copy of this Agreement and the Accredited and Sophisticated Investor Questionnaire attached as Schedule A; and

(b) The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

1.4 The Subscription Proceeds shall be deposited by the Placement Agent in the Escrow Account pursuant to the instructions in Exhibit A. The Subscriber agrees that the Escrow Agent shall have no accountability or obligations to the Subscriber whatsoever, and acknowledges that the Escrow Agent is accountable only to the Company and the Placement Agent. The Subscriber agrees that when the Subscription Proceeds are deposited in the Escrow Account, the Escrow Agent’s only duty shall be to deliver the Subscription Proceeds to the Company or its designees, all solely according to payment instructions submitted jointly by the Company and the Placement Agent (the “Payment Instructions”), and the Escrow Agent shall require no further instructions from the Subscriber in delivering the same to the Company or its designees. In the event the Company rejects this subscription in whole or in part, the Escrow Agent shall return the Subscription Proceeds directly to the investor without interest or deduction there from.

The proceeds of the Escrow Account shall be distributed in accordance with Section 1.5.

1.5 The consummation of the purchase and sale of the Shares shall occur at one or more closing (a “Closing”) which shall occur on such date or dates as may be agreed upon by the Company and the Placement Agent (individually or collectively, the “Closing Date”). The final Closing will occur not later than April 30, 2011, subject to extension by the Company with the consent of the Placement Agent for up to two consecutive 30-day periods to not later than June 29, 2011. For purposes of this Agreement, a “business day” means a day (A) other than Saturday or Sunday and (B) on which commercial banks are open for business in New York City, New York. Closing of the offering of the Shares shall occur in the following manner:

(a) The Escrow Agent shall upon notice of a Closing Date or Dates jointly from the Company and the Placement Agent, release to the Company or its designees the proceeds of the Offering in accordance with the Payment Instructions. Pursuant to the Placement Agreement, the Company is obligated to, and shall at the Closing, pay the Placement Agent pursuant to the Payment Instructions a commission in the amount of 10% of the gross proceeds of the Offering; a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering; shall issue to the Placement Agent five-year warrants to purchase one share of the Company’s common stock for every ten (10) Shares sold in the Offering, each of which shall have an exercise price of $3.125 per share (125% of the Purchase Price); and shall pay all such blue sky fees and expenses of Placement Agent counsel approved by the Company.

(b) On each Closing Date (as defined herein), the Company shall irrevocably instruct its transfer agent to deliver to the Subscriber one or more stock certificates bearing the restrictive legends described below, evidencing the number of Shares the Subscriber is purchasing as is set forth on Subscriber’s signature page to this Agreement next to the heading “Shares Issued” within two (2) business days after the Closing Date (the “Subscribed Shares”).

2.	Conditions to Offering.

This Offering is being conducted on a “best efforts” basis. Closing of the Offering shall occur as described in and subject to the provisions of Section 1.5 hereof.

3.	Representations, Warranties and Covenants.

3.1 The Subscriber hereby represents and warrants to, and covenants with, the Company (which representation, warranties and covenants shall survive the closing of this Agreement) and acknowledges that the Company is relying thereon that:

(a) The undersigned is resident, or if not an individual, has a headquarters office, in the jurisdiction set out under the heading “Address of subscriber” above the signature set forth on the execution page of this Agreement, which address is the undersigned’s principal residence or place of business, and such address was not obtained or used solely for the purpose of acquiring the Shares.

(b) The Company has not undertaken, and will have no obligation, to register any of the Shares under the Securities Act or any other securities legislation, except as set forth under Section 10 of this Subscription Agreement.

(c) The Subscriber has received and carefully read this Agreement and the private placement memorandum dated March 17, 2011 (the “Memorandum”). The Subscriber has relied only on the contents of the Memorandum in and, as may be applicable, the information in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) that are available to any member of the public on the EDGAR database maintained by the SEC at www.sec.gov. In making its investment decision, the Subscriber has received no written or oral representations or information that is inconsistent with, or outside of, the Memorandum, and has relied solely on the Memorandum in making such investment decision.

(d) The Subscriber is representing and warranting that the Subscriber is (i) an “Accredited Investor”, as the term is defined in Rule 501(a) of the Securities Act, or (ii) a sophisticated non-accredited investor, as more completely set forth on the Accredited and Sophisticated Investor Questionnaire attached as Schedule B hereto, which is incorporated by reference as if more fully set forth herein. The Subscriber shall submit to the Company such further assurances of accredited or sophisticated status as may reasonably be requested by the Company or the Placement Agent.

(e) The Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber.

(f) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment or tax advice except as specifically contained herein.

(g) The undersigned has such knowledge and experience in financial, investment and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares of the Company.

The undersigned has consulted with such independent legal counsel or other advisers as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Shares. By accepting these documents, the undersigned agrees that the information contained herein, and in all related and ancillary documents, shall be kept confidential (except as may be properly disclosed to the Subscriber’s counsel, accountants, and investment representatives, if any, to which disclosure is made in connection with an evaluation of whether to invest in the Shares) and will not be reproduced, made available or accessible, or used for any other purpose other than in connection with considering the purchase of the Shares or as required by law or order of a court of competent jurisdiction. The Subscriber agrees that it and its representatives shall not use, and will not permit the use of, all of the information in the Memorandum in a manner or for a purpose detrimental to the Company. The Subscriber acknowledges that until public announcement, the terms and existence of this Subscription Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and shall govern its activities accordingly.

(h) The Subscriber (i) has adequate means of providing for its current financial needs and possible personal contingencies and does not have a need for liquidity of this investment in the Shares; (ii) can afford (a) to hold the Shares for an indefinite period of time; and (b) to sustain a complete loss of the entire amount of the Subscription Proceeds for the Shares; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive. If the Subscriber is not an accredited investor, the Subscriber (i) has at least five years’ investment experience in investments similar to the Shares, including investments in securities listed on the OTC Bulletin Board, (ii) has adequate means of providing for its current financial needs and possible personal contingencies and does not have a need for liquidity of this investment in the Shares for the foreseeable future; (iii) can afford (a) to hold the Shares for an indefinite period of time; and (b) to sustain a complete loss of the entire amount of the Subscription Proceeds for the Shares; (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive, and (iv) is fully aware that the purchase of the Shares is a high risk investment.

(i) The Subscriber has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of a purchase of the Shares and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the undersigned has received satisfactory answers to all such questions to the extent deemed appropriate in order to evaluate the merits and risks of an investment in the Shares.

(j) The Subscriber acknowledges that the none of the Shares are currently registered under the Securities Act and, except as provided in Section 10 hereof, the Company has not undertaken to register any of such Shares under U.S. Federal or State law, and, unless so registered, may only be offered or sold pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(k) The undersigned further understands that it is purchasing all such Shares without being furnished a prospectus setting forth all of the information that may be required to be furnished under applicable securities laws in a registered public offering and, as a consequence, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it.

(l) The undersigned further acknowledges that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Shares nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Shares.

(m) The Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

(n) This Agreement has been duly executed and delivered and, when accepted by the Company, will constitute a legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, except as enforceability may be limited by except as enforcement may be limited by insolvency and similar laws affecting the enforcement of creditors’ rights generally and the effect of rules of law governing equitable remedies.

(o) The social security number or Tax Identification Number of the Subscriber set forth herein is true, accurate and complete. The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Shares. The Company gives no opinion and makes no representation with respect to the tax consequences under U.S, state, local or foreign tax law of the acquisition, holding or disposition of the Shares and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment.

(p) There are risks associated with an investment in the Company, including, by way of example and not in limitation, the specific risks identified in the Memorandum and in the Company’s most recent periodic reports filed with the SEC and available for viewing at the SEC’s website at www.sec.gov.

(q) The Memorandum reflects the Company’s current intentions and business, financial and other information currently available to the Company and, as such, the Subscriber understands and acknowledges that the precise nature of the Company’s operations, use of proceeds, capital needs, and other factors inherent in the Company’s business can be expected to change from time to time.

(r) If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Shares.

(s) The undersigned hereby agrees that the Company will insert the following legends on the face of the Shares in compliance with applicable securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.”

(t) The undersigned has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(u) The undersigned additionally represents that the undersigned is not a registered broker-dealer and is not affiliated with FINRA unless the question in (i) below is answered yes (if question (i) is answered yes, then you need to complete questions (ii) through (viii); if question (i) is no, then no response to this question is necessary:

(i) Are you a registered broker-dealer*?

YES  ☐    NO☐

(ii) Are you an affiliate* of a broker-dealer*?

YES ☐ NO ☐	(if the answer to this question and the immediately preceding question is “NO,” you are NOT required to answer the following questions.)

If your answer is “YES” to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(1) Did you receive the shares as underwriting compensation?

YES  ☐     NO  ☐

(2) Did you acquire the shares with a view toward distribution?

YES  ☐     NO  ☐

(3) Did you acquire the securities in the ordinary course of business?

YES  ☐     NO  ☐

(iii) At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination):?

YES  ☐     NO  ☐

(iv) The nature of your affiliation or association with such broker-dealer*, if applicable:

(v) Information as to your relationship with the Company (including participation in any capacity in the Placement of the Shares):

(vi) Whether you are in the business of underwriting securities:

(vii) The date such securities were acquired:

(viii) The price paid or other consideration provided for your securities:

(v) The undersigned certifies that each of the foregoing representations and warranties set forth in this Section 3.1 are true as of the date hereof and shall survive such date.

3.2 The Company hereby represents and warrants and covenants to the Subscriber that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to own, lease, use and operate its properties and to carry on its business as now being conducted and presently proposed to be conducted. The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary.

(b) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to issue the Shares and to carry out the provisions of this Agreement. All corporate action on the part of the Company required for the lawful execution and delivery of this Agreement, issuance and delivery of the Shares and the performance by the Company of its obligations hereunder has been taken. Upon execution and delivery, this Agreement constitutes valid and binding obligations of the Company enforceable in accordance with their respective terms, except as enforcement may be limited by insolvency and similar laws affecting the enforcement of creditors’ rights generally and the effect of rules of law governing equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement will be duly authorized and validly issued, fully paid, non-assessable, subject to no lien, claim or encumbrance and issued in compliance with federal securities laws and applicable state securities laws. No stockholder of the Company or other person has any preemptive, anti-dilution, “poison-pill” or similar right with respect to the Shares. The Company has reserved such number of shares of its common stock necessary for issuance of the Shares.

(c) The Memorandum, as of its date or such later date on which the Memorandum is amended or supplemented, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Memorandum comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated therein, the financial statements included in the Memorandum have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and its subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended.

(d) Since the respective dates as of which information is given in the Memorandum, except as otherwise stated therein: (i) there has been no material adverse change in the financial condition, or in the results of operations, affairs or prospects of the Company, whether or not arising in the ordinary course of business, and (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material to the Company.

(e) The Company hereby covenants to use the monies raised from the Offering as described in the “Use of Proceeds” section of the Memorandum.

(t) The Company certifies that each of the foregoing representations and warranties set forth in this Section 3.2 are true as of the date hereof and shall survive such date.

4. Indemnification. The parties hereto understand that the Shares are being offered in reliance upon representation, warranties and covenants of each of the parties hereto, the exemptions under applicable securities laws; that the availability of such exemptions are, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Shares, and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned’s subscription. The undersigned agrees to indemnify and hold harmless the Company and the Placement Agent, as a third party beneficiary hereof, against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part in this Agreement.

5. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby, or in any manner, waive any rights granted to it under applicable securities laws.

6. Revocation. The undersigned agrees that he, she or it shall not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder, and this Agreement shall survive the death or disability of the undersigned.

7. Termination of Agreement. If the Company elects to cancel this Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offering shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

8. Miscellaneous.

8.1 All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at their address set forth below and to the Company at 5545 DTC Parkway, P4, Greenwood Village, Colorado 80111.

8.2 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

8.3 The provisions of this Agreement shall survive the execution thereof.

8.4 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties further: (a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the State of Colorado, (b) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the State of Colorado in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the State of Colorado, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

9. Collection of Personal Information. The undersigned (on its own behalf and, if applicable, on behalf of any person for whose benefit the undersigned is subscribing) acknowledges and consents to the fact the Company is collecting the undersigned’s (and any beneficial purchaser’s) personal information for the purpose of completing the undersigned’s subscription. The undersigned (on its own behalf and, if applicable, on behalf of any person for whose benefit the undersigned is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The undersigned (on its own behalf and, if applicable, on behalf of any person for whose benefit the undersigned is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the undersigned respecting itself (and any beneficial purchaser). By executing this Agreement, the undersigned is deemed to be consenting to the foregoing collection, use and disclosure of the undersigned’s (and any beneficial purchaser’s) personal information. The undersigned also consents to the filing of copies or originals of any of the undersigned’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The undersigned represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

10. Registration of Shares. The Company has undertaken to the Placement Agent, and agrees with the Subscriber, that the Company will file a registration statement (the “Registration Statement”) covering the Shares, as well as 1,281,852 shares of common stock issued to the former holders of the Company’s debentures and 256,389 shares underlying warrants issued to the debenture holders, not later than 90 days after the final closing of this Offering. All shares sold in this Offering will be included in such Registration Statement. The Company will use its commercially reasonable efforts to secure the effectiveness of the Registration Statement as promptly as practicable. Unless otherwise directed by the Subscriber, the Shares issued to the Subscriber in this Offering will be included on the Registration Statement. Such registration shall be without cost to the Subscriber, except if the Subscriber desires to obtain its own counsel, in which case the fees of such counsel shall be paid by the Subscriber. Once the Registration Statement is declared effective, the Company will not be required to maintain the effectiveness of such Registration Statement once all or a majority of the Shares registered become eligible for sale under Rule 144 or another exemption from the registration requirements. .

11. Lock-Up Agreement and Power of Attorney. In consideration of the issuance of the Shares and the acceptance of the undersigned’s subscription agreement, and in consideration of the agreement of the Company to register the Subscribed Shares in accordance with Section 10 above, the Subscriber hereby agrees as follows (the “Lock-Up Agreement”):

(a) The undersigned will not directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any of the Shares purchased under this Subscription Agreement including by establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC, or publicly announce an intention to effect any such transaction, during the period commencing on the Closing Date applicable to the Subscriber’s purchase of Shares and expiring on a uniform expiration date that shall be 60 days from the effective date of the Registration Statement; provided, however, that this Lock-Up Agreement will not prohibit the undersigned from making (a) bona fide gifts of Shares to family members or family trusts or (b) any transfer of Shares for estate planning purposes to persons immediately related to such transferor by blood, marriage or adoption, or any trust solely for the benefit of such transferor and/or the persons described in the preceding clause, provided further, however, that with respect to each of the transfers described in clauses (a) or (b) of this sentence, prior to such transfer, the transferee, or the trustee or legal guardian on behalf of any transferee, agrees in writing to be bound by the terms of this Lock-Up Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than first cousin.

(b) The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s stock transfer agent and registrar against the transfer of the undersigned’s Shares, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

(c) The Subscriber hereby appoints Donald B. Wingerter, Jr., his, her or its attorney-in-fact, with full power of substitution, delegation and revocation (the “Attorney-In-Fact”), for the purpose of executing, swearing to, acknowledging and delivering, for and in the name of the Subscriber, any further documents, certificates or instructions in connection with, or any extensions to, the Lock-Up Agreement that are reasonably requested by the Placement Agent; provided, however, that (i) the terms of any extension to the Lock-Up Agreement executed by the Attorney-In-Fact for the Subscriber shall be identical to the terms of all Lock-Up Agreement extensions for all Subscribers in the Offering, and (ii) the Attorney-In-Fact shall execute a Lock-Up Agreement extension for each Subscriber in the Offering if the Attorney-In-Fact executes an extension for any Subscriber.

12. Certification. The undersigned has read this entire Agreement and certifies that every statement on the part of the undersigned is true and complete.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has executed this Agreement on the date their signature has been subscribed and sworn to below.

DATED as of this     day of             , 2011.

Number of Shares to be purchased at $2.50 each:

Total Subscription Proceeds:	$

Name (full legal name of Subscriber):
(print name of subscriber)
Address of Subscriber:

(address, including postal code)

(telephone number)

(facsimile number, if any)

(e-mail address)
By:

___________________________________
(signature)

(if corporation, print name of authorized signatory)

(official capacity)

(social security number or federal corporate/business account number)

ACCEPTED as of the     day of             , 2011.

AMPIO PHARMACEUTICALS, INC.

By:		Shares Issued:
Name:	Donald B. Wingerter, Jr.
Title:	Chief Executive Officer

EXHIBIT A

INSTRUCTIONS FOR WIRING OR DELIVERING FUNDS

For the Benefit of:

Bank Name: JPMorgan Chase

ABA Number: 021 000 021

Swift code:

Account Number:

Account Name:

Checks Payable:

Contact Information for Placement Agent in case of questions:

Fordham Financial Management, Inc.